Exhibit 4.13


                              CERTIFICATE OF TRUST

                                       OF

                                  AES TRUST IV



        THIS Certificate of Trust of AES Trust IV (the "Trust"), dated as of November 5, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code ss. 3801 et seq.).

     1. Name.  The name of the business  trust being formed  hereby is AES Trust
IV.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801 .

     3. Effective Date. This Certificate of Trust shall be effective as of its filing.




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     IN WITNESS WHEREOF, the undersigned,  being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                            First Chicago Delaware Inc.,
                                            as Delaware Trustee


                                            By: /s/ Melissa G. Weisman
                                               ---------------------------------
                                             Name: Melissa G. Weisman
                                             Title:    Vice President


                                            The First National Bank of
                                            Chicago, as Property Trustee


                                            By: /s/ Melissa G. Weisman
                                               ---------------------------------
                                             Name: Melissa G. Weisman
                                             Title:    Vice President


                                             /s/ William R. Luraschi
                                            ------------------------------------
                                            William R. Luraschi
                                            as Trustee


                                             /s/ William Hoagland
                                            ------------------------------------
                                            Willard Hoagland
                                            as Trustee


                                             /s/ Barry J. Sharp
                                            ------------------------------------
                                            Barry J. Sharp
                                            as Trustee


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